Discontinued operations and sales of land parcels	12 Months Ended
Dec. 31, 2011
Discontinued operations and sales of land parcels
Discontinued operations and sales of land parcels

18.  Discontinued operations and sales of land parcels

Discontinued operations

The following is a summary of (loss) income from discontinued operations, net for the years ended December 31, 2011, 2010, and 2009, and net assets of discontinued operations as of December 31, 2011 and 2010 (in thousands):

	Year Ended December 31,
	2011	2010	2009
Total revenues	$1,080	$2,349	$6,479
Operating expenses	438	527	1,050
Revenues less operating expenses	642	1,822	5,429
Interest expense	36	133	162
Depreciation expense	500	607	1,262
Income from discontinued operations before non-cash impairment charge and gain/loss on sales of real estate	106	1,082	4,005
Non-cash impairment charge	(994)	–	–
Gain on sales of real estate	–	24	2,627
(Loss) income from discontinued operations, net	$(888)	$1,106	$6,632

	December 31,
	2011	2010
Properties “held for sale,” net	$15,011	$18,773
Other assets	197	247
Total assets	15,208	19,020
Secured note payable	–	2,237
Other liabilities	298	467
Total liabilities	298	2,704
Net assets of discontinued operations	$14,910	$16,316

(Loss) income from discontinued operations, net includes the results of operations of three properties that were classified as “held for sale” as of December 31, 2011, and the results of operations and gain on sale of real estate on one property during the year ended December 31, 2011.  During the year ended December 31, 2010, we sold one property located in the Seattle market that had been classified as “held for sale” as of December 31, 2009.

During the year ended December 31, 2011, using the “held for sale” impairment model we recognized a non-cash impairment charge of approximately $1.0 million related to a 30,000 rentable square foot property, located in the suburbs of Boston, Massachusetts, to adjust the carrying value to the estimated fair value less costs to sell. This non-cash impairment charge is classified in income from discontinued operations, net, in the accompanying consolidated statements of income.

Sale of land parcels

Pursuant to the presentation and disclosure literature on gains/losses on sales or disposals by REITs required by the SEC, gains or losses on sales or disposals by a REIT that do not qualify as discontinued operations are classified below income from discontinued operations in the income statement. In August 2011, we completed the sale of a land parcel in San Diego for an aggregate sales price of approximately $17.3 million at a gain of approximately $46,000.  The buyer is expected to construct a building with approximately 249,000 rentable square feet, representing a sale price of approximately $70 per rentable square foot.  The land parcel we sold during the year ended December 31, 2011, did not meet the criteria for discontinued operations because the parcel did not have any significant operations prior to disposition.  Accordingly for the year ended December 31, 2011, we classified the $46,000 gain on sale of the land parcel below (loss) income from discontinued operations, net, in the consolidated income statements.

During the year ended December 31, 2010, we completed sales of land parcels in Mission Bay, San Francisco, for an aggregate sales price of approximately $278 million at a gain of approximately $59.4 million.  The land parcels we sold during the year ended December 31, 2010, did not meet the criteria for discontinued operations because the parcels did not have any significant operations prior to disposition.  Accordingly for the year ended December 31, 2010, we classified the $59.4 million gain on sales of the land parcels below (loss) income from discontinued operations, net in the consolidated income statements.